SIXTH AMENDMENT TO

                       CONTRACT FOR ALASKA ACCESS SERVICES


This SIXTH AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 9th day of March, 2001, between GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., an Alaska Corporation (together "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and SPRINT COMMUNICATIONS COMPANY L.P., a Delaware Limited Partnership, ("Sprint") with offices located at 3100 Cumberland Circle, Atlanta, Georgia 30339.


WHEREAS, GCI and Sprint entered into a contract for ALASKA ACCESS SERVICES, effective as of July 1, 1993, and


WHEREAS, GCI and Sprint desire to amend the Contract.


NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:


1. Paragraph 2. A. (6) ********** Alaska ********** Service, shall be deleted and the following inserted in its place:

     (6) ********** Alaska ********** Service. GCI shall charge Sprint ********** term rate for the ********** requested from all points in Alaska. Each month GCI will calculate the total ********** Alaska ********** Service charges for all ********** requirements of ********** and below. A ********** credit will be calculated. ********** of the credit will be applied to the following months ********** invoice, and identified as, "Alaska ********** Contract Credit". ********** of the credit will be applied to the following months ********** invoice, and identified as, "Alaska ********** Contract Credit".


2. Paragraph 2. B. (1) of the contract shall be deleted and the following inserted in its place:

(1) Sprint Northbound Traffic. Sprint Northbound Traffic shall be charged at the following rates per minute in the appropriate periods:

                  Date                                        Rate in Dollars
                  ----                                        ---------------
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********


                  There shall be no **********. ********** shall pay the ********** and all ********** charges for the ********** of
                  **********.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3. Paragraph 2. B. (2) of the contract shall be deleted and the following inserted in its place:

         **********. ********** (except for **********) shall be charged at the following rates per minute in the appropriate periods:

                  Date                                        Rate in Dollars
                  ----                                        ---------------
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********
                  **********                                  **********

         There shall be no **********. ********** shall pay the ********** and all ********** charges for **********. Any query charges associated with the routing of **********, due to FCC Docket #86-10, will be passed on to **********.


4.   Paragraph 3. TERM shall be deleted and the following inserted in its place:

     3. RENEWAL TERM. All services provided pursuant to Section 2. A. shall be for a renewal term of three (3) years beginning March 31, 2001 and ending March 31, 2004. The renewal term shall be automatically extended for two
     (2) one (1) year periods through and including March 31, 2006 unless either party elects to cancel the renewal by providing written notice of non-renewal at least 180 days prior to the commencement of any renewal period.


5. All other terms and conditions of the Contract remain unchanged by this Amendment and are in full force and effect.


6.   This Amendment will be in effect on March 31, 2001.


7. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated above.




SPRINT COMMUNICATIONS COMPANY

By: /s/

Printed Name: Marianne E. Leary

Title: Manager, Network Service Contracts




GCI COMMUNICATION CORPORATION

By: /s/

Printed Name: Richard Westlund

Title: Vice President & General Manager
       Long Distance & Wholesale Services



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